SUPPLEMENT TO THE

FIDELITY® SELECT PORTFOLIOS®

April 29, 2003

STATEMENT OF ADDITIONAL INFORMATION

On September 18, 2003, the Board of Trustees of the Fidelity® Select Portfolios® authorized elimination of each fund's 3.00% front-end sales charge. Beginning September 22, 2003, after 4:00 p.m. Eastern time, purchases of shares of the funds will not be subject to a sales charge.

The following information replaces fundamental investment limitation (7) for each Select stock fund (except Pharmaceuticals Portfolio) found in the "Investment Policies and Limitations" section beginning on page 2.

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following information replaces non-fundamental investment limitation (vii) for each stock fund (except Pharmaceuticals Portfolio) found in the "Investment Policies and Limitations" section beginning on page 3.

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisitions of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

The following information replaces fundamental investment limitation (8) for Money Market Portfolio found in the "Investment Policies and Limitations" section on page 7.

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following information replaces the similar information following the heading "Historical Fund Results" found in the "Performance" section on page 33.

Historical Fund Results. The following tables show the Select money market fund's 7-day yield and each fund's returns for the fiscal periods ended February 28, 2003. Each Select fund has a maximum front-end sales charge of 3.00% (eliminated effective September 22, 2003, after 4:00 p.m. Eastern time) which is included in the average annual and cumulative returns.

The following information replaces all information under the heading "Buying, Selling, and Exchanging Information" beginning on page 40.

On October 12, 1990, the Select funds changed their sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. If you purchased shares prior to that date, when you redeem those shares a trading fee will be deducted and a deferred sales charge of 1% of this net redemption amount will be deducted. The deferred sales charge does not apply to exchanges between Select funds.

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

SELB-04-01 April 1, 2004
1.475630.117

Mrs. Davis served on the Board of Trustees through December 31, 2003. The following information has been removed from the "Trustees and Officers" section beginning on page 45.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board. Effective March 24, 2004, Dr. Heilmeier was elected to the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 44.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Trustee of Fidelity Select Portfolios. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Effective January 1, 2004, Ms. Small has been appointed to the Advisory Board. The following information supplements the information found in the "Trustees and Officers" section beginning on page 44.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Select Portfolios. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Ms. Dwyer served as President and Treasurer through February 27, 2004. The following information has been removed from the "Trustees and Officers" section on page 48.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of each of the Select funds. She also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Effective July 17, 2003, Mr. Fross has been elected Assistant Secretary. The following information supplements the information found in the "Trustees and Officers" section beginning on page 44.

Stuart Fross (44)
	Year of Election or Appointment: 2003 Assistant Secretary of each of the Select Portfolios. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Effective March 5, 2004, Ms. Reynolds has been elected President, Treasurer, and Anti-Money Laundering Officer. The following information supplements the information found in the "Trustees and Officers" section beginning on page 44.

Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the Select funds. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Effective July 17, 2003, Mr. Griffith no longer serves as Assistant Vice President of Money Market. The following information has been removed from the "Trustees and Officers" section on page 48.

Stanley Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

Effective July 17, 2003, Ms. Taub has been elected Assistant Vice President of Money Market. The following information supplements the information found in the "Trustees and Officers" section beginning on page 44.

Jennifer S. Taub (37)

Year of Election or Appointment: 2003

Assistant Vice President of Select Money Market Portfolio. Ms. Taub is Assistant Vice President of Fidelity's Fixed-Income Funds (2003), Assistant Secretary of FIMM (2003), and is an employee of FMR.

The following information supplements the similar information in the "Management Contracts" section beginning on page 57.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of each Select stock fund, FMR has entered into a master international research agreement with FIIA. On behalf of each Select stock fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive research services and investment advice concerning issuers and countries outside the United States and Canada.

Under the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

The following information supplements the similar information in the "Management Contracts" section beginning on page 57.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of the Select money market fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of the Select money market fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States and Canada. In particular, FIIA and FIIA(U.K.)L will make minimal of credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on the fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

The following information replaces the third paragraph found under the "Voting Rights" heading in the "Description of the Trust" section on page 81.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.